SUPPLEMENT DATED SEPTEMBER 29, 2021

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2021

New York Life Premier Variable Annuity-FP Series

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2008

New York Life (formerly Mainstay) Access Variable Annuity

New York Life (formerly MainStay) Plus Variable Annuity

New York Life (formerly MainStay) Plus II Variable Annuity

New York Life (formerly MainStay) Elite Variable Annuity

New York Life (formerly MainStay) Premium Plus Variable Annuity New York Life (formerly MainStay) Premium Plus II Variable Annuity New York Life (formerly MainStay) Select Variable Annuity

INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC Variable Annuity Separate Account-III	NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistencies exist, replaces information contained in the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the variable annuity policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined in this supplement have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note that, effective November 4, 2021, the New York Life Annuities Service Center will have a new mailing address for written service requests and, if applicable to your policy, subsequent premium payments and loan repayments.

Keeping this purpose in mind, please note the following:

Revised Mailing Address For Written Service Requests

As of November 4, 2021, all references in the Prospectuses to the mailing addresses for written service requests are hereby deleted and replaced with the following:

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the New York Life Annuities Service Center at one of the following addresses:

Regular Mail	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia PA 19170-7390

Express Mail	NYL Annuities – TPD 400 White Clay Center Drive Attn: LOCKBOX #7390 Newark, DE 19711

Written service requests will be effective as of the Business Day they are received in Good Order at the New York Life Annuities Service Center at one of the addresses listed immediately above.

E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

Revised Mailing Address for Subsequent Premium Payments or Loan Repayments

As of November 4, 2021, all references in the Prospectuses to the mailing address for subsequent premium payments and loan repayments are hereby deleted and replaced with the following:

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYL Annuities – TPD Mail Code 7390 P.O. Box 7247 Philadelphia PA 19170-7390

Express Mail	NYL Annuities – TPD 400 White Clay Center Drive Attn: LOCKBOX #7390 Newark, DE 19711

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses listed immediately above. Acceptance of subsequent premium payments is subject to Suitability Standards.

The other sections of your Prospectuses remain unchanged.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010